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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                         ------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  JULY 6, 1998 (JUNE 28, 1998)



                                THE BIBB COMPANY
             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                     0-21661                58-2253133
       (State of                   (Commission            (IRS Employer
     Incorporation)                File Number)         Identification No.)

                              100 GALLERIA PARKWAY
                                   SUITE 1750
                             ATLANTA, GEORGIA 30339
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (770) 644-7000

 .....................................N/A.......................................
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

     The Bibb Company, a Delaware corporation ("Bibb"), and Dan River Inc., a Georgia corporation ("Dan River"), have entered into an agreement and plan of merger dated as of June 28, 1998 pursuant to which Bibb will be merged with and into Dan River. As a result of the merger, the stockholders of Bibb will be entitled to elect to receive $16.50 in cash, .84615 shares of Dan River Class A common stock, or a combination thereof, subject to proration. The merger is subject to regulatory approval, the approval of the stockholders of Bibb and Dan River and certain other closing conditions.



ITEM 7.  FINANCIAL STATEMENTS

     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

         Not applicable.

     (b) Pro Forma Financial Information.
         -------------------------------

         Not applicable.

     (c)  Exhibits.
          --------

                  Exhibit
                  Number    Exhibit
                  ------    -------

                   99.1     Press release, dated June 29, 1998.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              THE BIBB COMPANY



                              By: /s/ CHARLES R. TUTTEROW
                                 -------------------------
                                 Charles R.Tutterow
                                 Vice President, Chief Financial Officer
                                 and Secretary


Date:  July 6, 1998

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                               INDEX TO EXHIBITS
                               -----------------

     EXHIBIT
     NUMBER    EXHIBIT
     -------   -------

       99.1    Press release, dated June 29, 1998.

                                       4